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                                  EXHIBIT 10.27


                                 PROMISSORY NOTE

U.S. $5,000,000.00                                     Rapid City, South Dakota
                                                              November 13, 1998

          FOR VALUE RECEIVED, CONCORDE GAMING CORPORATION ("MAKER"), a Colorado corporation with its principal place of business at 3290 Lien Street, Rapid City, South Dakota, promises to pay to the order of BHL CAPITAL CORPORATION ("HOLDER"), a South Dakota corporation with its principal place of business at 3290 Lien Street, Rapid City, South Dakota 57702, due upon demand, in immediately available funds the sum of Five Million and No/100 Dollars ($5,000,000.00) or, if less, the aggregate unpaid principal amount of all Advances (as hereinafter defined) made by HOLDER to the MAKER, together with any unpaid accrued interest on the outstanding amount. Interest shall be paid monthly on the outstanding amount at the rate of eighteen percent (18%) due on the last day of each month. If monthly interest payments are not paid, any unpaid accrued interest shall be rolled into the principal balance, effective the last day of each month.

          As of the date of this Promissory Note, Four Million Ten Thousand and No/100 Dollars ($4,010,000.00) has been advanced. This Promissory Note shall supercede and replace the following promissory notes between MAKER and HOLDER:
1) $500,000 note, dated October 6, 1998; 2) $500,000 note, dated November 11, 1997; 3) $550,000 note, dated February 2, 1998; 4) $50,000 note dated February 17, 1998, 5) $290,000 note dated December 23, 1997 and 6), $3,000,000 note, dated May 6, 1998, such promissory notes having been duly cancelled by the parties.

          This Promissory Note, among other things, provides for the making of Advances (the "Advances") by the HOLDER to the MAKER from time to time in an aggregate amount not to exceed $5,000,000, the indebtedness of MAKER resulting from each such Advance being evidenced by this Promissory Note. Advances shall include any advance of principal and/or any unpaid accrued interest that is rolled into the principal balance.

          The MAKER may prepay this Promissory Note in whole or in part at any time without penalty. The validity, construction and enforceability of, and the rights and obligations of the MAKER and HOLDER under this Promissory Note shall be governed by, construed and enforced in accordance with the laws of the State of South Dakota.

          In the event of default hereunder the undersigned agrees that HOLDER shall have all rights reserved herein, including all expenses of collection. In the event that this Promissory Note is placed in the hands of attorneys for collection after default, the MAKER agrees to pay in addition to the principal and interest, all attorney's fees and collection costs (including attorney's fees and collection costs incurred in realizing upon any collateral securing this Note) incurred in collecting any amounts due under this Promissory Note.
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          The MAKER waives demand, presentment, notice of non-payment, protest, notice of protest and notice of dishonor.



          The makers, endorsers, sureties and guarantors hereof hereby severally waive presentment for payments, notice of non-payment, protest and notice of protest. The payment schedule may be extended at the option of HOLDER of this note.

          The MAKER hereby agrees to pay all costs for any collections necessary.

                                      CONCORDE GAMING CORPORATION
                                      (MAKER)
                                      By:  Jerry L. Baum
                                      Its: Chief Executive Officer


                                      Signature:  /s/ Jerry L. Baum
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                                      BHL CAPITAL CORPORATION
                                      (HOLDER)
                                      By:  Bruce H. Lien
                                      Its: President


                                      Signature:  /s/ Bruce H. Lien
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